UNITED STATES

     SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

     ____________

     FORM 8-K

     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 26, 2009

     ALLIANCE FIBER OPTIC PRODUCTS, INC.

     (Exact name of registrant as specified in its charter)

            Delaware           0-31857            77-0554122
(State or other jurisdiction     (Commission     (IRS Employer
     of incorporation)     File Number)     Identification No.)

     275 Gibraltar Drive, Sunnyvale, California      94089

     (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code: (408) 736-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 26, 2009, Alliance Fiber Optic Products, Inc. announced it has declared a cash dividend of two cents per share payable on January 15, 2010 to holders of record on December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2009

ALLIANCE FIBER OPTIC PRODUCTS, INC.

By          /s/Anita K. Ho

Name: Anita K. Ho

Title: Acting Chief Financial Officer